UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Event Requiring Report: October 9, 2001
                                                -----------------


                       CHEMICAL CONSORTIUM HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Delaware                    000-28819
----------------------------    ------------------------    ------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of  Incorporation)                                          Identification No.)


                                814 Lakeway Drive
                                    Suite 262
                              Bellingham, WA 98226
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (360) 676-9016
                                                          -----------------

                          CHINA GATEWAY HOLDINGS, INC.
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

          Not  applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

          Not  applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

          Not  applicable.


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFIYING  ACCOUNTANTS.

          Not  applicable.


ITEM  5.  OTHER  EVENTS.

          On October 2, 2001, a change in control of the Registrant occurred in conjunction with the closing under an Acquisition Agreement dated September 6, 2001, between the Registrant and Chemical Consortium, Inc. a Washington State corporation with its corporate headquarters located in Bellingham, Washington. Said change in control was reported on Form 8-K on October 5, 2001.

          In accordance with the Acquisition Agreement, the Board of Directors of the Registrant on October 4, 2001 has approved to file a change of name for the Registrant from China Gateway Holdings, Inc. to Chemical Consortium Holdings, Inc., to increase the authorized number of shares of common stock from the current 50,000,000 to 100,000,000, and to change the corporate office from Hong Kong to 814 Lakeway Drive, Suite 262, Bellingham, Washington.

          On October 9, 2001 the Registrant in accordance with the Acquisition Agreement and the above Board of Directors Resolution after consent of the majority of the Registrant's shareholders in accordance with Section 222 of the General Corporation Law of the State of Delaware, filed with the State of Delaware a Certificate of Amendment of Certificate of Incorporation of China Gateway Holdings Inc. to rename the Registrant to Chemical Consortium Holdings, Inc. and to increase the number of shares of stock which the corporation is authorized from 50,000,000 to 100,000,000 shares of common stock with a par value of $.0001 per share.

          A copy of the Acquisition Agreement has been filed previously as an exhibit to the Form 8-K dated September 6, 2001 and is incorporated in its entirety herein. The foregoing description is modified by such reference.


ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

          Not  Applicable.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          a. Financial Statements of business Acquired will be filed by amendment within the required time allotted by law.

          b. Pro Forma Financial Information will be included in the Amendment within the required time allotted by law.

          c.   Exhibits:

               Exhibit No.  Document Description
               ----------   --------------------

               3(i) State of Delaware Certificate of Amendment of Certificate of Incorporation of China Gateway Holdings, Inc.


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ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not  applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 9 2001                       Chemical Consortium Holdings, Inc.
       -------------------                   ----------------------------------
                                             (Registrant)

                                             /s/  J.  Greig
                                             ----------------------------------
                                             J.  Greig
                                             President


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